UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2008

DUNE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32497	95-4737507
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Two Shell Plaza, 777 Walker Street, Suite 2300, Houston, Texas 77002

Address of principal executive offices

Registrant’s telephone number: (713) 229-6300

________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On July 23, 2008, Dune Energy, Inc. a Delaware corporation (“we” or the “Company”), issued a press release updating its business operations. A copy of such press release is attached hereto and is incorporated herewith.

Item 9.01   Financial Statements and Exhibits

Exhibit	Name of Document

Exhibit 99.1	Press release, dated July 23, 2008, updating business operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2008	DUNE ENERGY, INC.

	By:	/s/ James A. Watt
Name: James A. Watt Title: Chief Executive Officer

Exhibit Index

Exhibit	Name of Document

Exhibit 99.1	Press release, dated July 23, 2008, updating business operations.

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